UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 2, 2014
TESORO LOGISTICS LP
(Exact name of registrant as specified in its charter)

Delaware	1-35143	27-4151603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828
(Address of principal executive offices)	(Zip Code)

(210) 626-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As reported in a Current Report on Form 8-K filed by Tesoro Logistics LP (the “Partnership”) on December 8, 2014 (the “Original Filing”), the Partnership completed the acquisition of QEP Field Services, LLC (“QEPFS”), a wholly owned subsidiary of QEP Field Services Company, on December 2, 2014 (the “QEP Field Services Acquisition”). This Amendment No. 1 is being filed to amend Items 2.01 and 9.01 of the Original Filing to provide the required audited and unaudited financial statements of QEP Field Services Company and unaudited pro forma financial information related to the QEP Field Services Acquisition.

Item 2.01	Financial Statements and Exhibits.

The audited annual consolidated financial statements of QEP Field Services Company as of December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011 are incorporated herein by reference as Exhibit 99.1 to this Current Report on Form 8-K/A and the related unaudited consolidated financial statements for the three and nine months ended September 30, 2014 and 2013 and as of September 30, 2014 and December 31, 2013 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference. The unaudited pro forma condensed combined consolidated financial information for the transactions (as defined in Exhibit 99.3) as of and for the nine months ended September 30, 2014 and for the year ended December 31, 2013 are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired

Audited annual consolidated financial statements of QEP Field Services Company as of December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011, which is incorporated herein by reference as exhibit Exhibit 99.1 to this Current Report on Form 8-K/A.

Quarterly unaudited consolidated financial statements of QEP Field Services Company for the three and nine months ended September 30, 2014 and September 30, 2013 and as of September 30, 2014 and December 31, 2013, a copy of which is filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

(b)    Pro-Forma Financial Information

Unaudited pro forma condensed combined consolidated financial information of the Partnership as of and for the nine months ended September 30, 2014 and for the year ended December 31, 2013, a copy of which is filed as Exhibit 99.3 to this Current Report on Form 8-K/A.

(d) Exhibits.

23.1*	Consent of PricewaterhouseCoopers LLP.

99.1
Audited annual consolidated financial statements of QEP Field Services Company as of December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011 (incorporated by reference herein from Exhibit 99.4 to the Partnership’s Current Report on Form 8-K filed on October 20, 2014, File No. 1-35143).

99.2*
Quarterly unaudited consolidated financial statements of QEP Field Services Company for the three and nine months ended September 30, 2014 and September 30, 2013 and as of September 30, 2014 and December 31, 2013.

99.3*	Unaudited pro forma condensed combined consolidated financial information of the Partnership as of and for the nine months ended September 30, 2014 and for the year ended December 31, 2013.
____________

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Date: December 11, 2014

TESORO LOGISTICS LP
By:	Tesoro Logistics GP, LLC
Its general partner

By:	/s/ CHARLES S. PARRISH
Charles S. Parrish
Vice President and General Counsel

Index to Exhibits

Exhibit Number	Description of the Exhibit

23.1*	Consent of PricewaterhouseCoopers LLP.

99.1
Audited annual consolidated financial statements of QEP Field Services Company as of December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011 (incorporated by reference herein from Exhibit 99.4 to the Partnership’s Current Report on Form 8-K filed on October 20, 2014, File No. 1-35143).

99.2*
Quarterly unaudited consolidated financial statements of QEP Field Services Company for the three and nine months ended September 30, 2014 and September 30, 2013 and as of September 30, 2014 and December 31, 2013.

99.3*	Unaudited pro forma condensed combined consolidated financial information of the Partnership as of and for the nine months ended September 30, 2014 and for the year ended December 31, 2013.